UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 14, 2007

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)

1225 Charleston Road
Mountain View, CA 94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 14, 2007, MIPS Technologies, Inc. (the "Company") was informed that the Nasdaq Listing and Hearing Review Council (the "Listing Council") has decided to call for review the February 2, 2007 decision of the Nasdaq Listing Qualifications Panel (the "Panel") regarding the Company's listing and has also determined, at this time, to stay the February 2, 2007 decision. During the stay, the Company's shares will remain listed on the NASDAQ Global Market.

As previously announced, the Company is not in compliance with the filing requirements for continued listing, as set forth in Nasdaq Marketplace Rule 4310(c)(14), because it has not filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (the "Form 10-K") and Quarterly Reports on Forms 10-Q for the quarters ended September 30, 2006 and December 31, 2006. On February 2, 2007, the Panel granted the Company's request for continued listing on The Nasdaq Stock Market subject to the condition that the Company file its Form 10-K and all required restatements by March 19, 2007 and its Form 10-Q for the quarter ended September 30, 2006 by March 26, 2007.

On March 14, 2007, the Listing Council advised the Company that it had determined to call the Company's matter for review. The Listing Council also determined to stay the Panel's decision that required the Company to file the Form 10-K and Form 10-Q for the quarter ended September 30, 2006 by March 19 and March 26, 2007, respectively. In connection with the call for review, the Listing Council has requested that the Company make an additional submission by May 4, 2007, describing its plan for making the necessary filings. The Company intends to comply with this request.

The Company is working diligently to complete all necessary filings and thereby demonstrate compliance with all applicable requirements for continued listing on the NASDAQ Global Market. While the Company's common stock will remain listed on NASDAQ pending the conclusion of the Listing Council's review, there can be no assurance that the Listing Council will determine that the company should remain listed on NASDAQ following the completion of its review.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            99.01     Press Release dated March 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2007

MIPS TECHNOLOGIES, INC.
(Registrant)

By: /s/ MERVIN S. KATO
Mervin S. Kato
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release dated March 15, 2007.